Exhibit 99

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PRIMEDIA

Seizing the Targeted Media Opportunity

June, 2005

[GRAPHIC]

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

Targeted Media
A Significant Business Opportunity

“Mass advertising (and its dependent media) is in peril. Yet, the opportunity for advertisers and targeted media has never been brighter.”

—Bernstein Research, May, 2004

“In advertising, 2005 will be the year of the sharpshooter.”

—”Why Big Bucks Are Chasing Targeted Media”
BusinessWeek, January, 2005

Consumers Seek Content With Highest Relevance

Alabama		Missouri
Arkansas		New England
California		New York
Florida		North Carolina
Georgia		Ohio
Great Plains		Oklahoma
Illinois	[GRAPHIC]	Pennsylvania
Indiana		Rocky Mountain
Iowa		South Carolina
Kentucky		Tennessee
Louisiana		Texas
Michigan		Virginia
Mid-Atlantic		Washington-Oregon
Minnesota		West Virginia
Mississippi		Wisconsin

State/Region-Specific Game & Fish Outsells All Other Outdoor Publications on Newsstand 2-to-1

PRIMEDIA’s Business Segments

	Enthusiast	Consumer	Business
(2004, $ Millions)	Media	Guides	Information	Education	Total

% Total Revenue	55%	23%	18%	5%

Revenue	$694.2	$287.1	$224.9	$66.4	$1,271.3

Revenue Growth	-0.3%	3.8%	1.6%	-16.6%	0.2%

Segment EBITDA	$149.8	$81.5	$37.4	$4.9	$247.9

Segment EBITDA Growth	2.5%	-2.0%	6.6%	-70.5%	-2.6%

Segment EBITDA Margin	21.6%	28.4%	16.6%	7.4%	19.5%

All revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding About.com.  Total includes Intersegment Eliminations and Corporate Overhead.

All non-GAAP terms reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

Enthusiast Media (55% of 2004 Revenue)

[GRAPHIC]

America’s Leading Enthusiast Media Company
Most Ad Pages of Any U.S. Publisher, 72% More Than Closest Competitor

Multi-Media Offering Maximizes Connection
Between Advertisers, Enthusiasts and PRIMEDIA

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

120+ Publications	115+ Web sites	100+ Events	10+ TV Programs	300+ Branded Products

15+ Million Avg. Monthly Circulation	10+ Million Monthly Unique Visitors	2+ Million Attendees	89+ Million Annual Impressions	100+ Licensees

31+ Million Customer Database

Seizing the Targeted Media Opportunity
Targeted Message + Engaged Audience = High ROI

Example:  $35 Billion Fishing Market

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Niche Publications, Books, Videos	Focused Events	Television Programming	Targeted Web sites

Improving Publication Quality
Redesign Program Catalyst for Growth

Newsstand
Results From
Five Issues
Post-Redesign	[GRAPHIC]	[GRAPHIC]

Ad Page Gains	+25%	+22%

Copies Sold	+17%	+28%

6 Redesigns in 2004. 30 Planned for 2005.

Improving and Leveraging Online

Online Delivers:
• Ad Revenue
• Subscriber Acquisition
• E-commerce

[GRAPHIC]
2004 Results Ex-About.com:
Page Views +29%

Revenue
Without Pay-per-Click +30%
With Pay-per-Click +38%

Extending Brands To New Products

[GRAPHIC]	Deal Size Doubling

Annual Guarantees Tripling

1Q05 Licensing Revenue +69%

PRIMEDIA’s Dominance in Male 18-34 Market Attracting Non-Endemic Advertisers

New or incremental advertisers… that are targeting the 18-34 male audience.

[GRAPHIC]	[CHART]

Millions of Male 18-34 Readers

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

18-34 demographic considered most attractive since 18-34’s are believed to have most disposable income, are most likely to alter spending habits, have less brand-loyalty, and are more likely to adopt new products.

PRIMEDIA’s Dominance in Other Markets Attracting Non-Endemic Advertisers

Hispanic Males

PRIMEDIA has largest reach to: Male 18-34 Male 18-49 Hispanic Males	[CHART]

Millions of Readers

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

PRIMEDIA’s 2004 Non-Endemic Advertising Revenue +15%

Consumer Guides (23% of 2004 Revenue)

[GRAPHIC]

Largest Publisher and Distributor of Consumer Guides

Distribution is Key Competitive Differentiator

[GRAPHIC]	• DistribuTech has more locations (49,000+) than competitors combined

• More DistribuTech racks in retail locations (16,000+) than competitors combined

• Most leading U.S. retailers under contract

• Over 95% of contracts with retail chains are exclusive agreements

Apartment Guide:  30 Years of Growth

#1 in 72 of 75 Markets.  Most recognized name in industry.

	ADVERTISER LISTINGS		• Apartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source).
[GRAPHIC]
PRINT	20,000 Listings	ONLINE	• If a community receives 50 prospective tenants/month…
DISTRIBUTION		DISTRIBUTION
…and 10 were from Apartment Guide…
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
…12 leases were signed…
24 Million Circulation 16,000 Retail Locations	90% Advertiser Renewal Rate	340 Million Page Views 15 Million Unique Users	…and 4 were from Apartment Guide…

…if the community paid $900/month to advertise in Apartment Guide…

…the cost-per-lease is $225, significantly lower than almost all competitors.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

New Home Guide Growth

• 1Q05 Revenue up 25.6% YOY

• Added 6 guides in May, 2005

[GRAPHIC]	• 25 publications vs. 80 Apartment Guides

• Solid market fundamentals

• Leverages DistribuTech distribution

Auto Guide Growth

• Established 2004.
=$9 million revenue run rate as of May, 2005

• Scalable nationally

[GRAPHIC]	• Enormous market

• Weekly revenue stream

• Leverages DistribuTech distribution

• Targeting 10 guides by end of 2005

30 Years of Consumer Guides Success

•                  DistribuTech provides unmatched competitive advantages for existing guides and launches.

•                  High advertiser renewal rates driven by provable leads.

•                  Industry-leading web sites.

•                  Efficient, automated processes maximize margins.

•                  All three PRIMEDIA-owned products address large markets.

Business Information (18% of 2004 Revenue)

Connecting buyers and sellers in 18 industries with 70+ magazines,
100+ Web sites, 25+ events, and 50+ subscription data products

[GRAPHIC]

Revenue Turnaround

From 2003 vs. 2002		To 2004 vs. 2003
Gaining
Electrical		Electrical	Automotive
Power		Mining	Trucking
		Electronic	Information Products
		Printing & Packaging	Agriculture
		Communications	Exhibitions
Financial Services
Real Estate

Flat

Meetings

Declining

Automotive	Information Products	Marketing
Marketing	Public Services	Power
Meetings	Apparel	Apparel
Real Estate	Agriculture	Entertainment
Mining	Electronic	Public Services
Exhibitions	Entertainment
Financial Services	Printing & Packaging
Trucking	Communications

Seizing the Business-to-Business Opportunity

Example: The DIRECT Franchise	U.S. B2B Direct Marketing = $1 Billion Spent Annually

Print
•	DIRECT Magazine
•	DIRECT Resource Package
•	Subscriber Lists

Online
•	DIRECT Newsline
•	DIRECT Listline
•	DIRECT Searchline
•	DIRECTips	[GRAPHIC]
•	Chief Marketer
•	Directmag.com
•	ListFinder
•	DIRECT Webinars
•	DIRECT E-Reports
•	DIRECT Resource Package
•	Subscriber Lists

Conference and Exhibition Series
•	National Center for Database Marketing Conferences (NCDM)

Revenue Growth From Lead Generation

Example:  Launch for Recording Industry

[GRAPHIC]	[GRAPHIC]

• Daily News
• Product Reviews
• Downloadable Spec Sheets
• Leads to Manufacturers

Revenue Growth From Subscription Data Products

Example: EquipmentWatch

Before	Launched 2Q04
Separate Sites/Databases	Integrated “Whole View”

• Custom Cost Evaluator
• Rental Rate Blue Book
• Market Valuation Data	[GRAPHIC]
• Serial Number Guide
• Auction Results

Subscription Pricing 17-25% Higher

Education (5% of 2004 Revenue)

[LOGO]

•                          Improve advertising category management

•                          Leverage infrastructure

[LOGO]

•                          Provide digital delivery

•                          Enhance marketing capabilities

[LOGO]

•                          Maximizing strategic partnership with Mass General Hospital

•                          2005 advance bookings exceed 2004 total revenue

Improving Financial Strength

•                  Net debt and preferred stock reduced nearly $1 billion since September 30, 2001.  Reduced multiple of net debt and preferred to Segment EBITDA to 7 from 12.

•                  Turned FCF-positive in 2004.

•                  Deleveraging following About.com sale improved free cash flow = $27 million on annualized basis.

•                  Blended cost of debt and preferred 7.4%, 65% fixed-rate.

•                  No significant near-term debt maturities.

•                  Ample unused bank facilities.

•                  $1.7 billion net operating and capital loss carryforwards as of 12/31/04, not counting About.com transaction.

Progress Recap

•                  Enthusiast Media:

•                  Management reorganization and upgrade substantially complete.

•                  Improved publication quality increasing revenue.  Majority of titles still need improving.

•                  2004 online page views up 29%.  Revenue up 38% off low base.  Subscriber acquisition, event promotion, and
e-commerce improving.  Large online opportunity unrealized.

•                  1Q05 licensing revenue up 69%, albeit off small base.

•                  Non-endemic advertising up 15% in 2004.  Beginning to benefit from PRIMEDIA’s reach to young male demographic.

•                  Consumer Guides:

•                  Apartment Guide continuing 30 years of growth as advertisers’ largest lead source and most recognized print and online brand in industry.

•                  DistribuTech providing greater distribution than all competitors combined.  PRIMEDIA continues to grow distribution.

•                  Strong results from New Home Guide.
Added 6 guides in May, 2005.

•                  Auto Guide opportunity larger than Apartment Guide.
PRIMEDIA’s proven business model applied to Auto Guide yielding good initial results.  Targeting 10 guides in 2005.

•                  Business Information:

•                  Solid revenue growth after three years of declines.

•                  12 of 18 categories grew in 2004.  Just 2 categories grew in 2003.

•                  Negative-contributors discontinued or turned into contributors.

•                  Products and services aligned to how businesses market to each other.  Shift from print to online increases margins.

•                  1Q05 online revenue +70%.

•                  Full upside yet to be realized.

•                  Education:

•                  New CEO at Channel One brings new approaches for growth.

•                  Testing additional use of Channel One infrastructure to add incremental revenue.

•                  Films Media Group:   Three quarters of revenue growth after 13 quarters of declines.

•                  Interactive Medical Network’s 2005 bookings ahead of entire 2004 revenue.

•                  Sale of Workplace Learning (discontinued operation) completed April 1, 2005.

Plan to grow segment revenue in 2005 after five years of declines.

Summary

•                  Targeted media is a significant opportunity.

PRIMEDIA is best-positioned to seize this opportunity.

•                  2003/2004: Lots of challenges.  2004/2005: Overhauls and improvements.

•                  2005 guidance:  Low-to-mid single digit revenue growth and low single digit Segment EBITDA growth versus 2004
ex-About.com.

•                  Strategies are working.  Numerous initiatives to drive mid- and long-term consolidated growth:

Enthusiast Media (55% of 2004 Revenue)	Consumer Guides (23%)
• Improving publication quality	• Apartment Guide pickup
• Improving and leveraging online	• New Home Guide expansion
• Extending brands to new products	• Auto Guide launches
• Attracting non-endemic advertisers

Business Information (18%)	Education (5%)
• Increasing depth of offerings	• Invigorate Channel One
• Building marketing partnerships	• Leverage infrastructure for growth
• Delivering leads to manufacturers	• Continue Films and IMN strategy
• Expanding subscription data products